SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2004

ARADIGM CORPORATION

(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way
Hayward, CA 94545

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (510) 265-9000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     99.1 Press Release, dated May 10, 2004.

Item 12. Results of Operation and Financial Condition

On May 10, 2004, Aradigm Corporation (the “Company”) announced via press release the Company’s results for its first fiscal quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7 or Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION
Dated: May 10, 2004	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
		Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated May 10, 2004